UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material under Rule 14a-12

TOBIRA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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April 27, 2016

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Tobira Therapeutics, Inc. that will be held on Wednesday, June 15, 2016 at 9:00 a.m. Pacific Time, at the offices of Tobira Therapeutics, Inc. at 701 Gateway Blvd., Suite 300, South San Francisco, California 94080.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2015 Annual Report describing the business of Tobira Therapeutics, Inc. for the year ended December 31, 2015. We encourage you to read this information carefully.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail regarding each of these voting options.

Thank you for your ongoing support of Tobira.

Very truly yours,

Laurent Fischer, M.D.

Chief Executive Officer

TOBIRA THERAPEUTICS, INC.

701 Gateway Blvd., Suite 300

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING

FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Wednesday, June 15, 2016 at 9:00 a.m. Pacific Time

Place:	The offices of Tobira Therapeutics, Inc. at 701 Gateway Blvd., Suite 300, South San Francisco, California 94080.

Items of Business:

(1)    To elect the three director nominees named in the proxy statement accompanying this notice to serve as Class III directors for a three-year term expiring at the annual meeting of stockholders in 2019 and until their successors are duly elected and qualified.

(2) To ratify the appointment of Ernst & Young LLP as Tobira Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

(3) To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 21, 2016.

Voting:	Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About Procedural Matters.”

A Notice of Internet Availability of Proxy Materials (the Notice) has been mailed to stockholders of record on or about May 6, 2016. The Notice contains instructions on how to access our proxy statement for our 2016 Annual Meeting of Stockholders (the Annual Meeting) and our fiscal 2015 annual report to stockholders on Form 10-K (together, the proxy materials). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: http://ir.tobiratx.com/annuals-proxies.cfm.

If you have any questions regarding this information or the proxy materials, please visit our website at http://www.tobiratx.com or contact our investor relations department at (650) 741-6625.

All stockholders are cordially invited to attend the Annual Meeting in person.

By order of the board of directors,

Laurent Fischer, M.D.

Chief Executive Officer

This notice of Annual Meeting, proxy statement and accompanying form of proxy card are being made available on or about April 27, 2016.

Page
QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS	1

Annual Meeting	1
Stock Ownership	2
Quorum and Voting	3
Stockholder Proposals and Director Nominations	6
Additional Information about the Proxy Materials	7

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2016	7

PROPOSAL ONE: TO ELECT THREE DIRECTORS TO SERVE THREE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 2019 AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED	8

General	8
Nominees	8
Information Regarding the Nominees and Other Directors	8

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13

General	13
Principal Accounting Fees and Services	13
Pre-Approval of Audit and Non-Audit Services	14

CORPORATE GOVERNANCE	15

Code of Conduct	15
Board Composition	15
Director Independence	15
Board Leadership Structure	15
Board Committees	16
Compensation Committee Interlocks and Insider Participation	18
Meetings of the Board of Directors	18
Stockholder Recommendations for Nominations to the Board of Directors	19
Board Oversight of Risk	19
Director Compensation	20
Communications with the Board of Directors	22

EXECUTIVE OFFICERS	23

EXECUTIVE COMPENSATION	24

Summary Compensation Table	24
Outstanding Equity Awards at Fiscal 2015 Year-End	26
Employment Agreements, Severance and Change in Control Arrangements	27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29

PRINCIPAL STOCKHOLDERS OF TOBIRA	29

EQUITY COMPENSATION PLAN INFORMATION	32

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	32

Merger and Financing	32
Amended and Restated Investors’ Rights Agreement	33
Indemnification Agreements	33

TOBIRA THERAPEUTICS, INC.

701 Gateway Blvd., Suite 300

South San Francisco, California 94080

PROXY STATEMENT FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with solicitation of proxies by our board of directors for use at the 2016 annual meeting of stockholders (the Annual Meeting) to be held at 9:00 a.m. Pacific Time on Wednesday, June 15, 2016, and at any postponements or adjournments thereof. The Annual Meeting will be held at the offices of Tobira Therapeutics, Inc. at 701 Gateway Blvd, Suite 300, South San Francisco, California 94080. Beginning on or about May 6, 2016, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our proxy materials. As used in this proxy statement, the terms “Tobira,” “the Company,” “we,” “us,” and “our” mean Tobira Therapeutics, Inc. and its subsidiaries unless the context indicates otherwise.

Note Regarding Our 2015 Merger

Tobira Therapeutics, Inc. (Tobira or the Company), is a clinical-stage biopharmaceutical company. On May 4, 2015, Regado Biosciences, Inc. (Regado) completed its business combination with Private Tobira (as defined below) in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated January 14, 2015 and amended on January 23, 2015, or the Merger Agreement. As used in this proxy statement, the term “Private Tobira” refers to Tobira Development, Inc. (formerly known as Tobira Therapeutics, Inc.) prior to the consummation of the Merger described in this proxy statement and references to the terms the “combined company”, “Tobira”, the “Company”, “we”, “our” and “us” refer to Private Tobira, prior to the consummation of the Merger described in this proxy statement and Tobira Therapeutics, Inc. (formerly known as Regado Biosciences, Inc.) and its subsidiaries upon the consummation of the Merger described in this proxy statement. The term “Regado” refers to the Regado Biosciences, Inc. and its subsidiaries prior to the Merger described in this proxy statement.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:	Why am I receiving these proxy materials?

A:	Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Wednesday, June 15, 2016 at 9:00 a.m. Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The notice of Annual Meeting, this proxy statement and accompanying form of proxy card are being made available to you on or about April 27, 2016. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q:	What is included in the proxy materials?

A:	The proxy materials include:

•	This proxy statement for the Annual Meeting;

•	The 2015 Annual Report to Stockholders, which consists of the Annual Report on Form 10-K describing the business of Tobira Therapeutics, Inc. for the fiscal year ended December 31, 2015; and

•	The proxy card and a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	How can I get electronic access to the proxy materials?

A:	The Company’s proxy materials are available at http://ir.tobiratx.com/annuals-proxies.cfm. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	What information is contained in this proxy statement?

A:	The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting?

A:	The Annual Meeting will be held at the offices of Tobira Therapeutics, Inc. at 701 Gateway Blvd., Suite 300, South San Francisco, California 94080. The telephone number at that location is (650) 741-6625.

Q:	Can I attend the Annual Meeting?

A:	You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 21, 2016 (the Record Date). Admission will begin at 8:30 a.m. Pacific Time on the date of the Annual Meeting, and you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 9:00 a.m. Pacific Time. Stockholders may request directions to our offices in order to attend the Annual Meeting by calling (650) 741-6625 or visiting http://www.tobiratx.com/contact/.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholders of record — If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (AST), you are considered, with respect to those shares, the “stockholder of record,” and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners — Many Tobira stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice was forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. Except as otherwise expressly provided by the Certificate of Incorporation or by law, the holders of shares of common stock will vote together as a single class on all matters submitted to a vote or for the consent of the stockholders of Tobira. Each holder of common stock will have the right to one vote per share of common stock. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter.

Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 18,815,689 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Tobira will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record — If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•	Via the Internet — You may vote by proxy via the Internet by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by following the instructions provided in the proxy card.

•	By Telephone — You may vote by proxy by telephone by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.

•	By Mail — If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners — If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

Q:	What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

(1)	To elect the three directors identified in this proxy statement to serve as Class III directors until the annual meeting held in 2019 and until their successors are duly elected and qualified;

(2)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:	What is the voting requirement to approve each of the proposals?

A:	Proposal One — The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in such nominee’s favor.

Proposal Two — The affirmative vote of a majority of votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:	How does the board of directors recommend that I vote?

A:	Our board of directors unanimously recommends that you vote your shares:

•	“FOR” the three nominees for election as director listed in Proposal One;

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record — If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•	Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners — If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:	Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter — the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on the following “non-routine” matter absent direction from you: the election of directors.

Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote?

A:	Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Tobira may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Tobira or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be a representative from AST.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials — Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2017 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than January 30, 2017, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting — In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined as that date which is not less than 90 days nor more than 120 days prior to the one year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2017 annual meeting of stockholders is between February 15, 2017 and March 17, 2017.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates — You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth below in “Corporation Governance — Stockholder Recommendations for Nominations to the board of directors.”

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:	A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. A copy of our bylaws is posted on the Investors portion of our website at http://ir.tobiratx.com. All notices of proposals by stockholders, whether or not included in Tobira’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:	Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

A:	In accordance with the rules of Securities and Exchange Commission (SEC), we have elected to furnish our proxy materials, including this proxy statement and our annual report to our stockholders, primarily via the Internet. Beginning on or about April 27, 2016, we mailed to our stockholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at http://www.proxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Q:	What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?

A:	We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for Tobira’s principal executive offices?

A:	Our principal executive offices are located at 701 Gateway Blvd., Suite 300, South San Francisco, CA 94080. The telephone number at that location is (650) 741-6625.

Any written requests for additional information, additional copies of the proxy materials and 2015 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2016.

The proxy statement and annual report to stockholders is available at

http://ir.tobiratx.com/annuals-proxies.cfm.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of nine members who are divided into three classes with staggered three-year terms. A director serves in office until his respective successor is duly elected and qualified or until his earlier death or resignation. Our restated certificate of incorporation and amended and restated bylaws that are in effect authorize only our board of directors to fill vacancies on our board of directors until the next annual meeting of stockholders. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the three classes so that, as nearly as possible, each class would consist of one-third of the authorized number of directors. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

Three Class III directors have been nominated for election at the Annual Meeting each for a three-year term expiring in 2019. Upon the recommendation of our nominating and governance committee, our board of directors has nominated Dennis Podlesak, Laurent Fischer, M.D., and Pierre Legault for election as Class III directors. The term of office of each person elected as director will continue until such director’s term expires in 2019, or until such director’s successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominees for Class III Directors for a Term Expiring in 2019

Name	Age	Principal Occupation and Business Experience
Dennis Podlesak	58	Mr. Podlesak has been a partner of Domain Associates LLC since 2007. Domain is an exclusively life science focused venture capital firm. From 2007 to December 2009, Mr. Podlesak founded and served as chief executive officer of Calixa Therapeutics, Inc., a privately held biopharmaceutical company, which was acquired by Cubist Pharmaceuticals, Inc. in December 2009. Additionally, Mr. Podlesak was executive chairman of Corthera, Inc., a privately held biopharmaceutical company, which was acquired by Novartis AG in January 2010. Prior to Domain, from 2005 to 2007, Mr. Podlesak was a founder and chief executive officer of Cerexa, Inc., a privately held biopharmaceutical company, which was acquired by Forest Laboratories, Inc. in 2007. Prior to Cerexa, from 2004 to 2005, Mr. Podlesak served as the chief executive officer of Peninsula Pharmaceuticals, Inc., which was acquired by Johnson & Johnson in 2005. Prior to Peninsula, Mr. Podlesak served as senior vice president and led a North American business unit for Novartis AG, a multinational publicly held healthcare company, and as a member of Novartis’ pharmaceutical executive committee and global leadership team. Earlier in his career, Mr. Podlesak served as vice president and headed the CEC division of Allergan, Inc., a publicly held multi-specialty healthcare company, and as member of Allergan’s North American and global management team. Mr. Podlesak spent the first ten years of his career with SmithKline Beecham (now GlaxoSmithKline plc) where he was promoted to eight positions of increasing responsibility during his tenure with the company.

		Mr. Podlesak is the current chairman of the board of directors of Syndax Pharmaceuticals and has served as a member of the board since December 2008. He also currently serves as chairman of the board of directors of Adynxx, Inc., a privately held pharmaceutical company, and a member of the board of DRI Holdings Limited, and its wholly owned subsidiary, NovaMedica, a privately held pharmaceutical company. Until January 2015, Mr. Podlesak served on the board of Avanir Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, until it was acquired by Otsuka Pharmaceutical Co., Ltd. Mr. Podlesak received a B.A. and holds an M.B.A. from Pepperdine University and has completed post graduate work at the Wharton School, University of Pennsylvania.

Name	Age	Principal Occupation and Business Experience
Laurent Fischer, M.D.	52	Dr. Fischer has served as a member of Tobira’s board of directors and as its chief executive officer since May 2015. Dr. Fischer previously served as a member of Private Tobira’s board of directors from April 2009 to May 2015, as chief executive officer of Private Tobira from March 2014 to May 2015. Prior to joining Private Tobira full time he was chairman and chief executive officer of Jennerex, Inc. (now part of SillaJen, Inc.), a private, clinical-stage biotherapeutics company focused on oncolytic immunotherapy products for cancer, which he joined in 2012. Prior to Jennerex, Dr. Fischer was president and chief executive officer of Ocera Therapeutics, Inc., a clinical-stage biopharmaceutical company focused on the development and commercialization of therapeutics for gastrointestinal and liver diseases, since 2005. Prior to Ocera, Dr. Fischer was president and chief executive officer of life sciences company Auxeris Therapeutics, Inc. from 2003 to 2005 and president and chief operating officer of technology company RXCentric.com, Inc. (now part of Allscripts Healthcare Solutions, Inc.) from 1999 to 2000 and chief medical officer and vice president of corporate development of medication management company MedVantx from 2001 to 2003. Dr. Fischer served as senior vice president of the Global Virology Franchise at Dupont Pharmaceuticals/Dupont-Merck from 1997 to 1999. From 1995 to 1997, Dr. Fischer served as medical director for the Virology Group at healthcare company Hoffman-LaRoche, Ltd. Dr. Fischer received a medical degree from the University of Geneva and received a doctorate in medicine from the Geneva Medical School, Switzerland. Our board of directors determined that Dr. Fischer should serve as a director based on his position as our chief executive officer and his extensive management experience in the life sciences industry.

Name	Age	Principal Occupation and Business Experience
Pierre Legault	55	Mr. Legault is Chairman of the Board and has served as a director of Poxel since March 2016. Mr. Legault also serves as a member of Tobira Therapeutics (chairman of audit committee and on compensation committee) (since 2013), Iroko Pharmaceuticals (since 2014) and NephroGenex (since 2012) Boards. He previously served as Board member, chairman and chair of audit committee of Forest Laboratories (from 2012 to 2014), NPS Pharmaceuticals (from 2014 to 2015), Regado Biosciences, Inc., OSI Investment Holdings GMBH (from 2009 to 2012), Cyclacel Pharmaceuticals, Inc. (from 2006 to 2008), The Jean Coutu Group (PJC) Inc. (from 2005 to 2007) (and others). Mr. Legault served as chief executive officer, president and chief financial officer of several public companies including Eckerd

Pharmacies, NephroGenex, OSI Pharmaceuticals, Rite Aid (and others), as well as chief executive officer of Prosidion, Ltd., a mid-size U.K. biotechnology firm. Mr. Legault also held several senior positions with Sanofi-Aventis and predecessor companies, including president of worldwide dermatology operations. He studied at McGill University, University of Montreal (HEC) and the Harvard Business School, and holds a Six Sigma Green Belt, a BAA, MBA, CA and CPA diploma.

Incumbent Class II Directors Whose Term Expires in 2018

Name	Age	Principal Occupation and Business Experience
Eckard Weber, M.D.	66	Mr. Weber is a founder of Tobira and has served as a member of Tobira’s board of directors since its inception in 2007. Dr. Weber has served as a partner with Domain Associates, LLC since 2001. Dr. Weber has over 30 years of drug discovery and development experience. Dr. Weber also served as interim chief executive officer and chairman of the board of Sonexa Therapeutics, a seed-stage biopharmaceutical company from 2007 until June 2014. Dr. Weber also serves as chairman of the board at Ocera Therapeutics and Tragara Pharmaceuticals, and is a member of the board of directors of Orexigen Therapeutics, Adynxx and Domain Elite Holdings. Dr. Weber has been the founding chief executive officer of multiple Domain Associates portfolio companies including Acea Pharmaceuticals, Ascenta Therapeutics, Calixa Therapeutics, Cytovia and Novacardia. Dr. Weber also served as chairman or member of the board of directors of a number of companies until their sale including Peninsula Pharmaceuticals (sold to Johnson & Johnson in 2005), Cerexa (sold to Forest Laboratories in 2007) and Calixa Therapeutics (sold to Cubist Therapeutics, Inc. in 2009). Dr. Weber also served as a member of the board of directors of Conforma Therapeutics (sold to Biogen-IDEC in 2006) and Cabrellis Pharmaceuticals (sold to Pharmion in 2006). Until 1995, Dr. Weber was a tenured professor of pharmacology at the University of California, Irvine. Dr. Weber is the inventor or co-inventor of numerous patents and patent applications and has published more than 130 papers in scientific periodicals. Dr. Weber received his German undergraduate degree from Kolping Kolleg in Germany and an M.D. from the University of Ulm Medical School in Germany. Dr. Weber received his postdoctoral training in neuroscience at Stanford University Medical School.

Name	Age	Principal Occupation and Business Experience
Jeffrey H. Cooper	60	Mr. Cooper has served as a member of Tobira’s board of directors since June 2014. Since March 2016, Mr. Cooper has served as a member of the board of directors of ProNAi Therapeutics, Inc. Mr. Cooper currently serves as an independent consultant. Prior to his role as an independent consultant,
		Mr. Cooper served from November 2013 until December 2013 as a senior advisor and from July 2012 until October 2013 as chief financial officer of biotechnology company KaloBios Pharmaceuticals, Inc. Prior to joining KaloBios, Mr. Cooper served from 2003 to May 2012 in positions of increasing responsibility at BioMarin Pharmaceutical, Inc., a publicly traded pharmaceutical company beginning as vice president, controller, to his most recent position as senior vice president and chief financial officer from 2007 to May 2012. Prior to BioMarin, from 1995 to 1997 and 1998 to 2002, he served as vice president of finance at Matrix Pharmaceuticals where he was responsible for the financial management of the company. Earlier in his career, Mr. Cooper held numerous finance-related positions within the health care and pharmaceutical industries, including corporate controller at Foundation Health Systems and director of Business Analysis at Syntex Corporation, a company he worked for from 1983 to 1995. Mr. Cooper received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from Santa Clara University.

Name	Age	Principal Occupation and Business Experience
Gwen A. Melincoff	63	Ms. Melincoff has served as a member of Tobira’s board of directors since June 2014. Since August 2014, Ms. Melincoff has served as vice president, business development at BTG International Inc., a healthcare company. From September 2004 to December 2013, Ms. Melincoff was senior vice president of business development at pharmaceutical company Shire Plc and headed the Shire Strategic Investment Group, the venture capital arm of Shire Plc. Prior to joining Shire, Ms. Melincoff was vice president of business development at Adolor Corporation, a biopharmaceutical company focused on the development of pain management products. Earlier in her career,
Ms. Melincoff worked for Eastman Kodak Company for over ten years in a number of their health care companies. Ms. Melincoff received a B.S. in Biology from The George Washington University and an M.S. in Management and Health Care Administration from Pennsylvania State University.

Incumbent Class I Directors Whose Term Expires in 2017

Name	Age	Principal Occupation and Business Experience
Andrew J. Fromkin	49	Drew Fromkin has more than 27 years of leadership experience in major areas of the healthcare industry, including the biopharmaceuticals, life sciences and healthcare services sectors. He has an accomplished track record leading public and private companies through all stages of growth, including product development and commercial operations. Since March 2015,
Mr. Fromkin has served as CEO of Tarveda Therapeutics, Inc. Prior to Tarveda Therapeutics, Mr. Fromkin served as president, chief executive officer and director of Clinical Data, Inc. (NASDAQ: CLDA) where he transformed the Company from a traditional diagnostics business with a sub-$100 million market capitalization to an innovative biopharmaceutical and personalized medicine company. Clinical Data was acquired for $1.2 billion by Forest Laboratories and he has since served in roles as an advisor, consultant or director to a variety of healthcare ventures. Prior to Clinical Data, Mr. Fromkin served as president and CEO of DoctorQuality, Inc. (acquired by Quantros, Inc.), president, CEO and director of Endo Surgical Devices, Inc. and corporate vice president, business development, for Merck-Medco, a wholly-owned subsidiary of Merck & Co. Mr. Fromkin began his career at Health Information Technologies, Inc. As general manager of their subsidiary, MCA, and director of marketing and payer alliances for the parent company. Mr. Fromkin was named to Business Week’s “CEOs 40 and Under” list while at Clinical Data. Mr. Fromkin holds a B.A. from Brandeis University.

Name	Age	Principal Occupation and Business Experience
Patrick Heron	45	Mr. Heron has served as a member of Tobira’s board of directors since March 2007. Mr. Heron is a managing general partner with Frazier Healthcare Partners, a Private Equity firm focusing on the healthcare industry, which he joined in 1999. Prior to joining Frazier Healthcare Ventures, Mr. Heron worked at the management consulting firm McKinsey & Company. Mr. Heron currently serves on the boards of a number of privately held companies. Mr. Heron received a B.A. in Political Science from the University of North Carolina at Chapel Hill and received an M.B.A. from Harvard Business School.

Name	Age	Principal Occupation and Business Experience
Carol L. Brosgart, M.D.	64	Dr. Brosgart has served as a member of Tobira’s board of directors since September 2009. Dr. Brosgart served as senior advisor on Science and Policy to the Division of Viral Hepatitis at the CDC and to the Viral Hepatitis Action Coalition at the CDC Foundation from 2011 to 2013. Dr. Brosgart has also served as a member on the faculty of the School of Medicine at the University of California, San Francisco for the past three decades, where she is a clinical professor in the Division of Global Health and in Biostatistics and Epidemiology. From March 2011 until August 2011, Dr. Brosgart served as chief medical officer at biotechnology company Alios BioPharma, Inc. Prior to Alios, Dr. Brosgart served as senior vice president and chief medical officer of Children’s Hospital & Research Center in Oakland, California, from 2009 until February 2011. Previously, she served for eleven years, from 1998 until 2009, at biopharmaceutical company Gilead Sciences, Inc., where she held a number of senior management roles, most recently as vice president, Public Health and Policy and earlier as vice president, clinical research and vice president, medical affairs and global medical director, hepatitis. Prior to Gilead, Dr. Brosgart worked for more than 20 years in clinical care, research and teaching at several Bay Area medical centers. She was the founder and medical director of the East Bay AIDS Center at Alta Bates Medical Center in Berkeley, California, from 1987 until 1998 and served as the medical director of Central Health Center, Oakland, California, of the Alameda County Health Care Services Agency. Dr. Brosgart has also served on the boards of privately held companies and public, not-for-profit organizations. Dr. Brosgart received a B.S. in Community Medicine from the University of California, Berkeley and received an M.D. from the University of California, San Francisco. Her residency training was in pediatrics, public health and preventive medicine at UCSF and UC Berkeley.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS III NOMINEES NAMED ABOVE.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2016. Ernst & Young LLP has audited Tobira Therapeutics, Inc.’s financial statements since 2015 and Tobira Development’s financial statements since Tobira Development’s inception on September 11, 2006.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Tobira and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

In connection with the audit of our 2015 financial statements, we entered into an engagement agreement with Ernst & Young LLP which sets forth the terms by which Ernst & Young LLP will perform audit services for us. The following table summarizes the aggregate fees for professional services rendered by Ernst & Young LLP for the year ended December 31, 2015, and Grant Thornton LLP, the previous independent registered public accounting firm of Regado, for the year ended December 31, 2014. The audit committee pre-approved all services fees described below.

	Fiscal Year Ended
Fee Category	2015	2014

	(In thousands)
Audit fees	$778	$287
Audit-related fees	—	$21
Tax fees	—	$30
All other fees	$2	—

Total fees	$780	$338

Audit Fees

Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of Tobira audited financial statements, the review of its quarterly financial statements, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on its financial statements, services provided in connection with the offerings of its common stock and audit services provided in connection with other statutory or regulatory filings and the completion of our Merger in 2015.

Audit-related Fees

Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of Tobira financial statements and are not reported under the heading “Audit Fees” above.

Tax Fees

Tax fees are associated with tax compliance and tax planning related activities.

Other Fees

All other fees represent subscription fees for an online accounting research tool and related database.

Pre-Approval of Audit and Non-Audit Services

The audit committee is responsible for appointing and overseeing the work of the independent registered public accounting firm as our auditor. The audit committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The audit committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining Ernst & Young LLP’s independence and has determined that such services for fiscal year 2015 were compatible. All such services were approved by the audit committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

The audit committee is responsible for reviewing, monitoring, and discussing the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of the Company’s financial statements, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, Communications with Audit Committees (“AS 16”), as adopted by the Public Company Accounting Oversight Board (“PCAOB”), receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the audit committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the board of directors that the audited financial statements be included in our annual report on Form 10-K.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF

THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

CORPORATE GOVERNANCE

Code of Conduct

Our board of directors has adopted a code of conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our code of conduct is posted on the Investors portion of our website at http://ir.tobiratx.com. We intend to disclose future amendments to, or waiver of, our code of conduct, at the same location on our website identified above.

Board Composition

Our business affairs are managed under the direction of our board of directors, which is currently composed of nine members. Eight of our directors are independent within the meaning of the listing rules of the NASDAQ Capital Market (Nasdaq). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

Our common stock is listed on Nasdaq. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our board of directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. The independent members of our board of directors will hold separate regularly scheduled executive session meetings at which only independent directors are present.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of Messrs. Legault, Fromkin and Cooper qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

We currently separate the positions of chairman of the board of directors and chief executive officer. Our board of directors is currently chaired by Mr. Podlesak. Separating the positions of chief executive officer and chairman of the board of directors allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board of directors to lead our board of directors in its fundamental role of providing independent advice to, and oversight of, management. Our board of directors believes that having an independent director serve as chairman is the appropriate leadership structure for us at this time. Mr. Podlesak, as our chairman, presides over separate regularly scheduled executive session meetings at which only independent directors are present.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Our board of directors and its committees set schedules for meeting throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate. Our board of directors has delegated various responsibilities and authority to its committees as generally described below. The committees will regularly report on their activities and actions to the full board of directors. Each member of each committee of our board of directors qualifies as an independent director in accordance with Nasdaq listing standards. Each committee of our board of directors has a written charter approved by our board of directors. Copies of each charter are posted on the Investors portion of our website at http://ir.tobiratx.com.

Audit Committee

During our fiscal year ended December 31, 2015, our audit committee held eight meetings. Prior to the merger, the audit committee consisted of B. Jefferson Clark and Messrs. Legault and Fromkin. The members of our audit committee are currently Messrs. Legault, Fromkin and Cooper, each of whom is a non-employee member of our board of directors and can read and understand fundamental financial statements. Messrs. Legault, Fromkin and Cooper are each independent under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to audit committee members. Mr. Legault serves as chair of the audit committee. Our board of directors has determined that Mr. Legault qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. The designation does not impose on Mr. Legault any duties, obligations or liabilities that are greater than are generally imposed on any other member of our audit committee and our board of directors.

Our audit committee’s responsibilities include:

•	appointing, evaluating, retaining and, when necessary, terminating the engagement of our independent registered public accounting firm;

•	overseeing the independence of our independent registered public accounting firm, including obtaining and reviewing reports from the firm;

•	preapproving the services of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including receiving and considering reports made by our independent registered public accounting firm regarding accounting policies and procedures, financial reporting and disclosure controls;

•	reviewing and discussing with management and our independent registered public accounting firm our audited financial statements and related disclosures;

•	preparing the annual audit committee report required by SEC rules;

•	coordinating internal control over financial reporting, disclosure controls and procedures and code of conduct;

•	reviewing our policies with respect to risk assessment and risk management;

•	establishing procedures related to the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•	reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our related person transaction policy; and

•	meeting independently with management and our independent registered public accounting firm.

All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

During our fiscal year ended December 31, 2015, our compensation committee held seven meetings. Prior to our merger with Regado, the compensation committee consisted of B. Jefferson Clark, P. Sherrill Neff and Mr. Fromkin. The members of our compensation committee are currently Messrs. Fromkin, Heron and Legault and Ms. Melincoff, each of whom is a non-employee member of our board of directors as such term is defined under Rule 16b-3 of the Exchange Act, an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended, and qualifies as independent under Rule 10C of the Exchange Act and related Nasdaq listing standards. Mr. Fromkin serves as chair of the compensation committee and has done so since May 2015.

Our compensation committee assists our board of directors in the discharge of its responsibilities relating to the compensation of our executive officers. Our compensation committee’s responsibilities include:

•	reviewing and determining, or recommending to the board of directors for its determination, our chief executive officer’s compensation, and approving, in consultation with our chief executive officer, the compensation of our other executive officers;

•	overseeing the performance evaluation of our senior executives;

•	overseeing, administering, reviewing, approving grants under and making recommendations to the board of directors with respect to our incentive compensation and equity-based plans;

•	reviewing and making recommendations to the board of directors with respect to director compensation;

•	overseeing compliance with SEC disclosure requirements, including, when required, reviewing and discussing with management the compensation discussion and analysis required by SEC rules;

•	reviewing and evaluating, at least annually, its own performance and that of its members; and

•	providing the annual compensation committee report required by SEC rules.

The compensation committee is authorized to delegate such of its authority and responsibilities to two or more of our officers as it deems appropriate and as is permitted under applicable law and stock exchange rules. Our Chief Executive Officer and Chief Financial Officer participate in compensation committee meetings to present to the committee information on officer and employee performance, corporate performance as affecting incentive compensation arrangements, and stock plan share usage and budget matters. Dr. Fischer also presents to the compensation committee his recommendations for compensation changes for his team. He does not participate in committee executive sessions during which his own compensation is under consideration.

During our year ended December 31, 2015, our compensation committee engaged the services of Aon, a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Aon reports directly to the compensation committee and does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Aon does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or Nasdaq listing standards. Our compensation committee has the authority to engage advisors and responsibility to assess the independence of such advisors in accordance with applicable SEC rules and Nasdaq listing standards.

Nominating and Governance Committee

During our fiscal year ended December 31, 2015, our nominating and governance committee held two meetings. Prior to the merger, the nominating and corporate governance committee consisted of Michael E. Mendelsohn, P. Sherrill Neff and Mr. Legault. The members of our nominating and governance committee are currently Messrs. Cooper and Podlesak and Drs. Brosgart and Weber, each of whom is a non-employee member of our board of directors and each of whom is independent under the listing standards of Nasdaq applicable to nominating and governance committee members. Mr. Cooper serves as chair of the nominating and governance committee.

The nominating and corporate governance committee’s responsibilities include:

•	recommending to the board of directors the persons to be nominated for election as directors or to fill any vacancies on the board of directors, and to be appointed to each of the board’s committees;

•	developing and recommending to the board of directors corporate governance guidelines

•	overseeing an annual self-evaluation of the board of directors;

•	advising the Board on other corporate governance matters and Board performance matters, including recommendations regarding the structure and composition of the Board and Board committees; and

•	advising the Board on matters that that may involve members of the Board or corporate officers and may involve a conflict of interest or taking of corporate opportunity.

The nominating and corporate governance committee recruits and considers director candidates and presents qualified candidates to the full board of directors for consideration. There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the corporate governance and nominating committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, general business and industry experience, ability to act on behalf of stockholders, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating board

Compensation Committee Interlocks and Insider Participation

As noted above, the compensation committee of our board of directors is currently comprised of Messrs. Fromkin, Heron, Legault and Ms. Melincoff. Messrs. Clark and Neff, along with Mr. Fromkin, served as the compensation committee prior to the merger. None of our executive officers serves, or served during our fiscal year ended December 31, 2015, as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or our compensation committee.

Meetings of the Board of Directors

The full board of directors met ten times during our fiscal year ended December 31, 2015. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he or she was a member during our fiscal year ended December 31, 2015.

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors.

Stockholder Recommendations for Nominations to the Board of Directors

The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a stockholder. If a stockholder wishes simply to recommend a candidate for consideration as a nominee by the nominating and corporate governance committee, it should submit the recommendation to the nominating and corporate governance committee in writing to Tobira Therapeutics, Inc. 701 Gateway Blvd., Suite 300, South San Francisco, California 94080, Attention: Corporate Secretary. Assuming that appropriate information is provided for candidates recommended by stockholders, the nominating and corporate governance committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the board or other persons, as described above and as set forth in its written charter.

Board Oversight of Risk

The positions of our chairman of the board and chief executive officer are separated. Although our Bylaws do not require our chairman and chief executive officer positions to be separate, our board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board’s oversight responsibilities continue to grow. Our board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board. The board has determined that our chairman is not independent within the meaning of The NASDAQ Marketplace Rules. As a result, we periodically consider the benefits of appointing a lead independent director, however to date, our board has chosen not to do so.

The board has overall responsibility for risk oversight, including, as part of regular board and committee meetings, general oversight of our officers’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the board in reviewing our business strategy is an integral aspect of the board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

While the full board has overall responsibility for risk oversight, the board has delegated oversight responsibility related to certain risks to committees of the board, including the audit committee. The audit committee is responsible reviewing our policies with respect to risk assessment and risk management, as well as coordinating our internal control over financial reporting, disclosure controls and procedures and code of conduct. The audit committee receives regular reports from officers responsible for oversight of particular risks within the company at its regularly scheduled meetings and other reports as requested by the audit committee from time to time. Our compensation committee has authority to oversee risks as to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs.

Our board satisfies its overall responsibility through full reports by each committee chair, including the chair of the audit committee, regarding the committee’s considerations and actions, as well as through regular reports directly from relevant officers within the Company. Our board believes that full and open communication between management and the board is essential for effective risk management and oversight.

Our board believes its administration of its risk oversight function has not affected its leadership structure.

Director Compensation

Non-Employee Director Compensation Program

Our board of directors approves the form and amount of director compensation. Our compensation committee and executive officers may make recommendations on the form and amount of director compensation, but the board makes the final decision and is not bound by compensation committee or executive officer recommendations. In July 2015, we approved a revised non-employee director compensation program that became effective upon its adoption. Our compensation committee’s compensation consultant, Aon, provided information to the committee during 2015 that informed its recommendation to the board regarding non-employee director compensation.

Under this program, beginning with calendar year 2016, non-employee directors receive an annual stock option grant, in January of each year during which they remain on our board, to purchase a number of shares having a grant date value of approximately $100,000. Each such option vests in equal monthly installments following the completion of each of 12 months of continuous service as a member of our board of directors following the grant date.

In addition, non-employee directors first appointed or elected to our board of directors after July 2015 are eligible to receive an initial stock option grant to purchase a number of shares having a value of approximately $200,000, to be granted on or as soon as reasonably practicable after the date of such director’s appointment or election, as applicable. Such option vests in equal monthly installments following the completion of each of 36 months of continuous service following the director’s appointment or election to our board of directors.

The exercise price of all stock options granted to our non-employee directors is equal to the closing price per share of our common stock on the grant date or, if such date is not a trading date, on the trading date immediately preceding the grant date. Further, each option held by a non-employee director will become fully vested if we are subject to a change in control prior to the termination of a director’s service.

At the time our board approved a revised non-employee director compensation program in July 2015, it also determined that an adjustment of the compensation for the then-current non-employee board members was appropriate including in light of the successful closing of the merger, the resulting workload relating to integrating the two companies and their respective governance and business processes, and the changing nature of certain board position and committee roles. At that time, the board approved the grant of a one-time stock option award to each existing non-employee board member as follows: 27,500 shares for Mr. Podlesak, as chair of the board, and 15,500 shares to each other non-employee board member.

In addition to stock options, each of our non-employee directors (other than the chair of our board) is eligible to receive for his or her service on our board of directors or committees thereof annual cash retainers (payable quarterly, in arrears), as follows:

Position	Retainer ($)
Board Member	40,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Corporate Governance Committee Chair	10,000
Audit Committee Member	10,000
Compensation Committee Member	7,500
Nominating and Corporate Governance Committee Member	5,000

In July 2015, the board also adjusted the annual cash retainer Mr. Podlesak receives as board chair by decreasing it from $120,000 to $100,000. This adjustment reflected a philosophical shift that favors long-term equity ownership over cash compensation for this position. The chair is not eligible to receive any additional cash retainers for service on board committees.

Finally, we also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.

Pursuant to a consulting arrangement with the Mendelsohn Consulting Group, LLC, in 2015 the Company paid $20,000 to Dr. Mendelsohn related to his service as a member of our Scientific Advisory Board. In addition, Dr. Mendelsohn was granted an option to purchase 13,000 shares of our common stock on July 9, 2015, in connection with such service.

Pursuant to a consulting agreement with Dr. Brosgart, as amended as of July 15, 2015, she is eligible to receive a monthly fee of $5,830 commencing on August 1, 2015, and ending on July 15, 2017. Prior to such amendment, Dr. Brosgart received a monthly fee of $9,165.

The following table sets forth information about the compensation paid to the non-employee members of our board of directors who served as a director during the year ended December 31, 2015. A non-employee director is a director who is not employed by us and who does not receive compensation from us or have a business relationship with us that would require disclosure under certain SEC rules. Other than as set forth in the table and described more fully below, during the year ended December 31, 2015, we did not pay any fees to, make any equity awards or non-equity awards to or pay any other compensation to the non-employee members of our board of directors. Neither Dr. Fischer, our current chief executive officer, nor Michael Metzger, the chief executive officer and a member of our board of directors prior to our merger, received any compensation from us in 2015 for service as a director and they are not included in the table below.

Because SEC rules require us to disclose this information as of the end of our last fiscal year, and because the merger was consummated in May 2015, at which time our board composition changed, some of the individuals listed in the table below were no longer serving on our board at December 31, 2015.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(3)(4)(5)		All Other Compensation ($)		Total ($)
Dennis Podlesak	109,476		412,676	(6)			522,152
Andrew Fromkin	62,168		263,408	(6)			325,576
Pierre Legault	61,437		263,408	(6)			324,845
Patrick Heron	31,155		192,805				223,960
Eckard Weber	29,516		192,805				222,321
Jeffrey H. Cooper	43,354	(1)	192,805				236,159
Gwen Melincoff	34,155	(2)	192,805				226,960
Carol Brosgart	32,516	(2)	192,805		93,305	(7)	318,626
Michael E. Mendelsohn*	18,685		232,310	(6)	20,000	(8)	270,995
P. Sherrill Neff*	22,082		152,741	(6)			174,823
B. Jefferson Clark*	19,534		149,862	(6)			169,396
Jesse Treu*	15,287		149,280	(6)			164,567
Anton Gopka*	13,589		149,280	(6)			162,869

*	Resigned as members of Regado’s board of directors effective May 4, 2015.
(1)	Includes $4,000 paid to Mr. Cooper in connection with service as a member of the board of directors of Private Tobira, prior to the merger.
(2)	Includes $3,000 paid to Ms. Melincoff and Dr. Brosgart in connection with service as a member of the board of directors of Private Tobira, prior to the merger.
(3)

The amounts in this column represent the aggregate grant date fair value of option awards granted to or earned by the accompanying director in our fiscal year 2015 computed in accordance with FASB ASC Topic 718. See Note 11 of the notes to our financial statements in our Annual Report on Form 10-K filed on March 3, 2016, for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. Amount consists of: (a) $70,603 with respect to the options granted to Messrs. Podlesak, Fromkin, Legault, Neff, Clark, Treu and Gopka and Dr. Mendelsohn on January 1, 2015, prior to the merger; (b) $342,073 with respect to the option granted to Mr. Podlesak on July 9, 2015; (c) $192,805 with respect to the options granted to Messrs. Fromkin, Legault, Heron, and Cooper and Drs. Brosgart and Weber and Ms. Melincoff on July 9, 2015; and (d) $161,707 with respect to the option granted to Dr. Mendelsohn on July 9, 2015.
(4)	On January 1, 2015, each of Messrs. Podelesak, Fromkin, Legault, Neff, Clark, Treu and Gopka and Dr. Mendelsohn received an option to purchase 17,695 shares of our common stock, at an exercise price of $8.19 per share.

On July 9, 2015, (a) Mr. Podlesak received an option to purchase 27,500 shares of our common stock; (b) each of Messrs. Fromkin, Legault, Heron and Cooper and Drs. Brosgart and Weber and Ms. Melincoff received an option to purchase 15,500 shares of our common stock; and (c) Dr. Mendelsohn received an option to purchase 13,000 shares of our common stock, in each case at an exercise price of $16.52 per share.

(5)	As of December 31, 2015, (a) Mr. Podlesak held outstanding options to purchase 109,977 shares of our common stock; (b) Mr. Fromkin held outstanding options to purchase 38,861 shares of our common stock; (c) Mr. Legault held outstanding options to purchase 39,841 shares of our common stock; (d) Mr. Heron and Dr. Weber held outstanding options to purchase 19,832 shares of our common stock; (e) Mr. Cooper and Ms. Melincoff held outstanding options to purchase 29,039 shares of our common stock; (f) Dr. Brosgart held outstanding options to purchase 43,120 shares of our common stock; (g) Dr. Mendelsohn held outstanding options to purchase 37,007 shares of our common stock; (h) Mr. Neff held outstanding options to purchase 22,434 shares of our common stock (including options issued to Quaker Bioventures but earned by Mr. Neff); (i) Mr. Treu held outstanding options to purchase 20,762 shares of our common stock; (j) Mr. Clark held outstanding options to purchase 21,458 shares of our common stock (including options issued to Aurora Ventures but earned by Mr. Clark); and (k) Mr. Gopka held outstanding options to purchase 15,066 shares of our common stock.
(6)	Includes incremental fair value of $82,138 recognized with respect to Mr. Neff, $79,259 with respect to Mr. Clark and $78,677 with respect to each of Messrs. Treu and Gopka related to the extension of the post-termination exercise period of options granted to each director in January 2015. The options granted to each of Messrs. Podlesak, Fromkin, Legault and Mendelsohn in January 2015 were also so extended, but such modification did not result in the recognition of any incremental fair value.
(7)	Reflects consulting fees earned by Dr. Brosgart pursuant to her consulting agreement with us.
(8)	Reflects consulting fees earned by Dr. Mendelsohn in connection with his service as a member of our Scientific Advisory Board, as described above.

Communications with the Board of Directors

The board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the board should address such communications to: The board of directors, Tobira Therapeutics, Inc. 701 Gateway Blvd., Suite 300, South San Francisco, California 94080, Attention: Corporate Secretary.

EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of April 27, 2016:

Name	Age	Position(s)
Laurent Fischer, M.D.	52	Chief Executive Officer and Director
Éric Lefebvre, M.D.	52	Chief Medical Officer
Christopher Peetz	37	Chief Financial Officer
Helen Jenkins	52	Chief Operating Officer

Laurent Fischer, M.D. See biographical information set forth above under “Proposal One — Election of Directors — Information Regarding the Nominees and Other Directors.”

Éric Lefebvre, M.D., has served as Tobira’s chief medical officer since January 2012. Prior to joining Tobira, Dr. Lefebvre served as the global medical affairs leader from 2007 to 2011 and global clinical research and development leader, virology (HIV and HCV) from 2003 to 2007 at Janssen Pharmaceuticals (formerly Tibotec Pharmaceuticals, Ltd), a Johnson & Johnson Services, Inc. company. From 2001 until 2003, Dr. Lefebvre served as medical affairs director, HIV, HSV and vaccines at GlaxoSmithKline, Inc. Canada. Dr. Lefebvre’s career in the industry was preceded by 15 years of providing primary care and conducting clinical research in HIV and hepatitis at Clinique Médicale L’Actuel in Montréal, Canada. Dr. Lefebvre received an M.D. from the University of Montréal and received his undergraduate degree Health Sciences from Édouard-Montpetit College.

Christopher Peetz has served as Tobira’s chief financial officer and head of corporate development since May 2015 and previously served as Private Tobira’s chief financial officer and head of corporate development from March 2014 to May 2015. Prior to joining Tobira, Mr. Peetz was vice president, finance & corporate development at Jennerex, Inc. (now part of SillaJen, Inc.), which he joined in 2012. Prior to Jennerex, Mr. Peetz served in a variety of roles at biopharmaceutical company Onyx Pharmaceuticals, Inc. (now part of Amgen USA Inc.), most recently as senior director, marketing from 2011 to 2012, as senior director, corporate development & strategy from 2010 to 2011, as director, strategic planning from 2008 to 2010 and as director, finance from 2007 to 2008. Prior to Onyx Pharmaceuticals, Inc., Mr. Peetz provided merger and acquisition advisory services at LaSalle Corporate Finance, a part of ABN AMRO Bank N.V., and held positions at biopharmaceutical company Abgenix, Inc. (now part of Amgen USA Inc.) and biotechnology company Solazyme, Inc. Mr. Peetz received a B.S.B.A. from Washington University in St. Louis and received an M.B.A. from Stanford Graduate School of Business.

Helen Jenkins has served as Tobira’s chief operating officer since March 2014 and previously as Tobira’s senior vice president, development operations, since August 2011. Prior to joining Tobira, Ms. Jenkins served from 2007 until 2011 as executive vice president, chief operating officer and chief financial officer at biopharmaceutical company Nuon Therapeutics, Inc. From 2000 until 2007, Ms. Jenkins served as senior vice president, development operations at biopharmaceutical company Saegis Pharmaceuticals, Inc. Previously, Ms. Jenkins held a variety of roles at biotechnology companies Genentech, Inc., Valentis, Inc. and Glycomed Incorporated. Ms. Jenkins received a B.S. in biochemistry from California Polytechnic State University, San Luis Obispo and an M.A. in cellular and molecular biology from San Francisco State University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2015, and December 31, 2014 (where applicable), the compensation awarded to or earned by our principal executive officer, former principal executive officer, and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2015. The persons listed in the following table are referred to herein as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Laurent Fischer, M.D.	2015	460,926	—		1,143,450	220,500	(3)	—		1,824,876
Chief Executive Officer
Éric Lefebvre, M.D.	2015	378,762	80,901	(1)	1,089,000	126,000	(3)	—		1,674,663
Chief Medical Officer
Christopher Peetz	2015	305,347	—		925,650	102,375	(3)	—		1,333,372
Chief Financial Officer
Michael A. Metzger	2015	190,815	—		161,707	450,000	(4)	750,119	(5)	1,552,641
Former Chief Executive Officer, President and Chief Operating Officer(*)	2014	415,250	180,000		328,474			—		923,724

(*)	In connection with our merger, Mr. Metzger resigned as chief executive officer, president and chief operating officer effective as of May 4, 2015.
(1)	Reflects a discretionary cash bonus paid in May 2015 following the consummation of our merger.
(2)	Amounts represent the aggregate grant date fair value of stock options as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 of the accompanying notes to our audited financial statements in our Annual Report on Form 10-K filed on March 3, 2016. As required by rules of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3)	Reflects a cash award paid in 2016 for Company performance in 2015 under our annual incentive bonus program.
(4)	Reflects a one-time performance bonus contingent on, and paid following, the consummation of our merger with Tobira.
(5)	Reflects amounts paid pursuant to Mr. Metzger’s Amended and Restated Employment Agreement that became effective on December 3, 2014, in connection with the termination of his employment with us, consisting of a lump-sum cash severance payment of $675,000, equal to the sum of his annual base salary of $450,000 plus his 2015 on-target bonus of $225,000; and a lump-sum cash payment of $51,786, equal to the sum of $30,751, the estimated cost of healthcare coverage continuation premiums under COBRA for 12 months plus an additional $21,035 as a tax gross up on such amount. Also includes $23,333 in consulting fees paid to Mr. Metzger following the termination of his employment with us.

Annual Base Salary

The compensation of our named executive officers is generally determined by our board, based upon recommendations from the compensation committee of our board. In May 2015, the board approved increases in the base salaries payable to our named executive officers upon the consummation of our merger. The following table sets forth the base salaries in effect for our named executive officers both before and after the change other than Mr. Metzger, whose base salary was $450,000 at the time of his resignation in May 2015 and which was not adjusted in 2015:

Name	Old Base Salary	New Base Salary
Laurent Fischer, M.D.	$385,000	$490,000
Éric Lefebvre, M.D.	$346,700	$400,000
Christopher Peetz	$265,000	$325,000

Annual Bonus Opportunity

In addition to base salaries, our named executive officers are eligible to receive annual cash incentive bonuses pursuant to a Management Cash Incentive Plan adopted in May 2015. The annual performance-based bonus each named executive officer is eligible to receive is based on the individual’s target bonus, as a percentage of base salary, and an assessment of individual and corporate performance by our board of directors. In May 2015, the board approved increases in the target bonus opportunities for certain of our named executive officers. The following table sets forth the target bonus opportunities for our named executive officers both before and after the change, other than Mr. Metzger, whose target bonus was 50% at the time of his resignation in May 2015 and which was not adjusted in 2015:

Name	Old Bonus Percentage Opportunity	New Bonus Percentage Opportunity
Laurent Fischer, M.D.	40%	50%
Éric Lefebvre, M.D.	35%	35%
Christopher Peetz	25%	35%

For our year ended December 31, 2015, we paid our named executive officers an annual bonus equal to 90% of the target amount, with individual bonus amounts reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Long-Term Incentive Compensation

Our long-term, equity-based incentive awards are designed to align the interests of our named executive officers and our other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued service, our equity-based incentives also encourage the retention of our named executive officers through the vesting period of the awards.

We use stock options as the primary incentive for long-term compensation to our named executive officers because they are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price. We generally provide initial grants in connection with the commencement of employment of our named executive officers and annual retention grants at or shortly following the end of each year.

In May 2015, Dr. Fischer was granted an option to purchase 105,000 shares of our common stock, Dr. Lefebvre was granted an option to purchase 100,000 shares of our common stock, and Mr. Peetz was granted an option to purchase 85,000 shares of our common stock. In each case, the option was granted under our 2010 Stock Plan, which plan was assumed in the merger, and vests over four years of continuous service following the date of grant, with 25% vesting after the completion of 12 months of service and the remainder vesting in substantially equal installments following each of an additional 36 months of continuous service. Such options are subject to vesting acceleration under certain circumstances, as described below in Note 7 to the table under “—Outstanding Equity Awards at Year End” and under “—Employment Agreements, Severance and Change in Control Arrangements.”

In January 2016, Dr. Fischer was granted an option to purchase 258,000 shares of our common stock, and each of Dr. Lefebvre and Mr. Peetz was granted an option to purchase 101,000 shares of our common stock, in each case with substantially similar terms to those that applied to the options granted in May 2015.

Further information regarding accelerated vesting provisions for our named executive officers is discussed below under “—Employment Agreements, Severance and Change in Control Arrangements.”

Health and Welfare Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, in each case on the same basis as other employees. Generally, we do not provide perquisites or personal benefits to our named executive officers.

401(k) Plan

As of the first day of the month following their hire date, all of our employees become eligible to participate in our 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Code. From time to time in the past, the company has matched employees’ contributions up to certain limits. Our named executive officers and other officers are eligible for such matching contributions on the same terms and conditions, and are subject to the same limitations, that apply to our other employees generally. We did not offer a matching program under our 401(k) plan in 2015.

The 401(k) plan currently does not offer the ability to invest in our securities.

Outstanding Equity Awards at Year End

The following table sets forth certain information, on an award-by-award basis, concerning outstanding equity awards for each named executive officer as of December 31, 2015.

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)		Option Expiration Date (1)
Laurent Fischer, M.D.	4,332 4,332 53,616 16,416 20,829 236,084 —	— — — — 62,495 267,798 105,000	$ $ $ $ $ $ $	2.96 3.14 3.14 3.14 4.81 4.81 14.00	04/27/2019 09/22/2020 11/30/2020 05/31/2021 04/27/2024 04/27/2024 05/14/2025	(2) (3) (4) (5) (6) (7)
Éric Lefebvre, M.D.	77,635 —	1,652 100,000	$ $	3.51 14.00	2/15/2022 5/14/2025	(8) (7)
Christopher Peetz	20,828 22,836 —	47,904 8,255 85,000	$ $ $	4.81 4.81 14.00	4/27/2024 4/27/2024 5/14/2025	(9) (10) (7)
Michael A. Metzger	48,223	—		$43.29	12/15/2023	(11)
	13,778	—		$42.93	12/31/2023	(11)
	93,059	—		$7.56	12/2/2024	(11)
	2,889	10,111		$16.52	7/8/2025	(12)

(1)	Unless otherwise indicated, each option to purchase our common stock vests as to 25% of the shares underlying such option on the first anniversary of the grant date and with respect to 1/48th of the shares underlying each option each month thereafter, subject to the optionee’s remaining in continuous service on each such vesting date. The grant date of each option listed above is ten years prior to the option expiration date plus one day
(2)	Option vested over four years of continuous following March 31, 2009, with 25% vesting after the completion of 12 months of continuous service and the remainder vesting in substantially equal monthly installments over an additional 36 months of continuous service.
(3)	Option vested in substantially equal monthly installments over nine months of continuous service following September 23, 2010.
(4)	Option vested over four years of continuous service following July 1, 2010, with 25% vesting after the completion of 12 months of continuous service and the remainder vesting in substantially equal monthly installments over an additional 36 months of continuous service.
(5)	Option vests in unequal installments beginning on March 17, 2015, with the last installment vesting on March 17, 2018, subject to the optionee’s remaining in continuous service on each such vesting date.
(6)	Option vests in unequal installments beginning on March 17, 2015, with the last installment vesting on January 17, 2017, subject to the optionee’s remaining in continuous service on each such vesting date.
(7)	In addition to the vesting described in Footnote 1 above, 50% of the then-unvested option shares vest on an accelerated basis upon the consummation of certain change in control transactions, with any remaining unvested option shares vesting if either (x) in connection with such change in control transaction, the remaining unvested options are not either continued or assumed by the surviving corporation or its parent or new awards are not issued in substitution of such options by such succeeding or surviving entity or (y) the optionee is subject to an involuntary termination without cause or resigns for certain good reasons within 24 months following such change in control.
(8)	Option vests over four years of continuous service following January 3, 2012, with 25% vesting after the completion of 12 months of continuous service and the remainder vesting in substantially equal monthly installments over an additional 36 months of continuous service.
(9)	Option vests in unequal installments beginning on March 24, 2015, with the last installment vesting on March 24, 2018, subject to the optionee’s remaining in continuous service on each such vesting date.
(10)	Option vests in unequal installments beginning on March 24, 2015, with the last installment vesting on December 24, 2017, subject to the optionee’s remaining in continuous service on each such vesting date.
(11)	In connection with the termination of Mr. Metzger’s employment, and pursuant to his Amended and Restated Employment Agreement, all of his unvested stock options vested in full. In addition, in connection with the merger, our board of directors amended each of Mr. Metzger’s then-outstanding options to extend the post-termination exercise period of such option until the earliest of two years from the date of his termination, the original option expiration date or the date on which Mr. Metzger was terminated for cause.
(12)	Option vests in 36 substantially equal monthly installments following the completion of each month of continuous service as a member of our Scientific Advisory Board beginning on May 4, 2015.

Employment Agreements, Severance and Change in Control Arrangements

Dr. Fischer

Under the terms of his March 2014 offer letter with private Tobira, if Dr. Fischer is terminated without cause or if he resigns for good reason, in each case as defined in such offer letter, Dr. Fischer will be entitled to receive continued payment of his base salary for nine months and we will pay the same portion of his monthly healthcare continuation coverage premiums under COBRA as we pay for active employees until the earliest of (a) six months following the date of his termination, (b) the expiration of his continuation coverage under COBRA or (c) the date when he becomes eligible for substantially equivalent health insurance in connection with new employment or self-employment. However, in the event that Dr. Fischer’s is terminated without cause or if he resigns for good reason following our change in control, Dr. Fischer will receive a lump-sum payment equal to one year of his then-effective base salary. Such benefits are contingent on Dr. Fischer executing and not revoking a general release of all claims against us and certain related parties.

Dr. Lefebvre

Under the terms of his November 2011 offer letter with private Tobira, if Dr. Lefebvre is terminated without cause or if he resigns for good reason, in each case as defined in such offer letter, Dr. Lefebvre will be entitled to receive continued payment of his base salary for six months and we will pay the same portion of his monthly healthcare continuation coverage premiums under COBRA as we pay for active employees until the earliest of (a) six months following the date of his termination, (b) the expiration of his continuation coverage under COBRA or (c) the date when he becomes eligible for substantially equivalent health insurance in connection with new employment or self-employment. Such benefits are contingent on Dr. Lefebvre executing and not revoking a general release of all claims against us and certain related parties.

Mr. Peetz

Under the terms of his March 2014 offer letter with private Tobira, if Mr. Peetz is terminated without cause or if he resigns for good reason, in each case as defined in such offer letter, Mr. Peetz will be entitled to receive continued payment of his base salary for six months and we will pay the same portion of his monthly healthcare continuation coverage premiums under COBRA as we pay for active employees until the earliest of (a) six months following the date of his termination, (b) the expiration of his continuation coverage under COBRA or (c) the date when he becomes eligible for substantially equivalent health insurance in connection with new employment or self-employment. However, in the event that Mr. Peetz is terminated without cause or if he resigns for good reason following our change in control, Mr. Peetz will receive a lump-sum payment equal to one year of his then-effective base salary. Such benefits are contingent on Mr. Peetz executing and not revoking a general release of all claims against us and certain related parties.

The options granted to Dr. Fischer and Mr. Peetz in April 2014 vest in full if we consummate certain change in control transactions prior to the termination of the officer’s service. In addition, the options granted to our named executive officers in May 2015 and January 2016 are subject to accelerated vesting of 50% of the then-unvested option shares upon the consummation of certain change in control transactions, with any remaining unvested option shares vesting if either (x) in connection with such change in control transaction, the remaining unvested options are not either continued or assumed by the surviving corporation or its parent or new awards are not issued in substitution of such options by such succeeding or surviving entity or (y) the optionee is subject to an involuntary termination without cause or resigns for certain good reasons within 24 months following such change in control.

Our named executive officers generally are not entitled to accelerated vesting of equity awards in connection with either a change in control or a termination of employment (either before or after a change in control), other than as described in this paragraph.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS OF TOBIRA

The following table sets forth certain information with respect to the beneficial ownership of Tobira common stock as of March 31, 2016 (except where otherwise indicated) for:

•	each person, or group of affiliated persons, who are known by us to beneficially own more than 5% of the outstanding shares of Tobira common stock;

•	each of the Tobira directors;

•	each of the Tobira named executive officers, as identified in “Executive Officers”; and

•	all of the current directors and executive officers of Tobira as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of March 31, 2016, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

Shares of common stock that may be acquired by an individual or group within 60 days of March 31, 2016, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of ownership is based on 18,815,689 shares of common stock outstanding on March 31, 2016, adjusted as required by the rules promulgated by the SEC to determine beneficial ownership. Except as contemplated by the arrangements discussed in this proxy statement, Tobira does not know of any arrangements, including any pledge by any person of securities of Tobira, the operation of which may at a subsequent date result in a change of control of Tobira. Unless otherwise noted, the address of each director and current and former executive officer of Tobira is: c/o Tobira Therapeutics, Inc., 701 Gateway Blvd., Suite 300, South San Francisco, CA 94080.

	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
5% Stockholders
FMR LLC (1) 245 Summer Street Boston, Massachusetts 02210	1,540,248	8.2%
Frazier Healthcare V, L.P. (2) 601 Union, Two Union Square Suite 3200 Seattle, WA 98101	2,668,570	14.2%
Entities affiliated with Domain Partners (3) One Palmer Square Princeton, NJ 08542	3,926,365	20.9%
Novo A/S (4) Tuborg Havnevej 19 DK-2900 Hellerup Denmark	2,281,405	12.1%
Entities affiliated with Biotechnology Value Fund, LP (5)	1,253,401	6.7%
Entities affiliated with Montreux Equity Partners (6) One Ferry Building, Suite 255 San Francisco, CA 94111	1,057,234	5.6%
Directors and Named Executive Officers
Laurent Fischer (7)	423,024	2.2%
Eric Lefebvre (7)	104,287	0.6%
Christopher Peetz (7)	75,314	0.4%
Helen Jenkins (7)	61,962	0.3%
Carol L. Brosgart (7)	30,815	0.2%
Jeffrey H. Cooper (7)	17,580	0.1%
Andrew J. Fromkin (7)	34,454	0.2%
Patrick Heron (7)	15,425	0.1%
Pierre Legault (7)	35,434	0.2%
Gwen A. Melincoff (7)	17,580	0.1%
Dennis Podlesak (7)	109,422	0.6%
Eckard Weber (8)	259,151	1.4%
All current directors and executive officers as a group (12 persons)	1,184,448	6.2%

(1)	Based solely on information reported on a Schedule 13G filed with the SEC on February 12, 2016, consists of 1,540,248 shares of common stock held by FMR, LLC.
(2)	Based solely on information reported on a Schedule 13D filed with the SEC on May 4, 2015, consists of 2,668,570 shares of common stock held by Frazier Healthcare V, L.P. The general partner of Frazier Healthcare V, L.P. is a limited partnership, the general partner of which is FHM V, LLC. The members of FHM V, LLC are Dr. Nathan Every, Alan Frazier, Nader Naini, Patrick Heron, a member of our board of directors, and Dr. James Topper. These individuals share voting and investment power over the shares held by Frazier Healthcare V, L.P. Each of these individuals disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest.

(3)	Based solely on information reported on a Schedule 13D filed with the SEC on May 20, 2015, consists of 285,679 shares of common stock held by Domain Partners VI, L.P., 3,553,322 shares of common stock held by Domain Partners VII, L.P., 1,657 shares of common stock held by DP VI Associates, L.P., 47,613 shares of common stock held by DP VII Associates, L.P. and 38,094 shares of common stock held by Domain Associates, LLC. One Palmer Square Associates VI L.L.C. is the general partner of Domain Partners VI and DP VI Associates. One Palmer Square Associates VII L.L.C. is the general partner of Domain Partners VII and DP VII Associates. The managing members of One Palmer Square Associates VI L.L.C. and One Palmer Square Associates VII L.L.C. are James Blair, Kathleen Schoemaker, Jesse Treu, Brian Dovey and Nicole Vitullo. Each of James Blair, Kathleen Schoemaker, Dr. Treu, Brian Dovey and Nicole Vitullo share voting and investment power with respect to the securities held by Domain Partners VI, Domain Partners VII, DP VI Associates and DP VII Associates. The managing members of Domain Associates are James Blair, Kathleen Schoemaker, Dr. Treu, Dennis Podlesak, a member of our board of directors, Eckard Weber, M.D., a member of our board of directors, Brian Dovey, Nicole Vitullo, Brian Halak, Kim Kamdar and Nimesh Shah. Each of James Blair, Kathleen Schoemaker, Dr. Treu, Dennis Podlesak, Dr. Weber, Brian Dovey, Nicole Vitullo, Brian Halak, Kim Kamdar and Nimesh Shah share voting and investment power with respect to the securities held by Domain Associates. Each of James Blair, Kathleen Schoemaker, Dr. Treu, Brian Dovey and Nicole Vitullo disclaims beneficial ownership of the securities held by Domain Partners VI, Domain Partners VII, DP VI Associates and DP VII Associates except to the extent of his or her pecuniary interest therein, if any. Each of James Blair, Kathleen Schoemaker, Dr. Treu, Brian Dovey, Nicole Vitullo, Brian Halak, Kim Kamdar, Nimesh Shah, Dr. Weber and Dennis Podlesak disclaims beneficial ownership of the securities held by Domain Associates except to the extent of his or her pecuniary interest therein, if any.
(4)	Based solely on information reported on a Schedule 13G/A filed with the SEC on February 12, 2016 and a Form 4 filed with the SEC on March 4, 2016, consists of 2,281,405 shares of common stock. Novo A/S is a Danish limited liability company. The board of directors of Novo A/S (the “Novo Board”), which is currently comprised of Sten Scheibye, Göran Ando, Jeppe Christiansen, Steen Riisgaard and Per Wold-Olsen, has shared investment and voting control over Tobira’s securities held by Novo A/S and may exercise such control only with the support of a majority of the Novo Board. As such, no individual member of the Novo Board is deemed to hold any beneficial ownership or reportable pecuniary interest in Tobira’s securities.
(5)	Based solely on information reported on Schedule 13G/A filed with the SEC on February 16, 2016, consists of 536,757 shares of common stock held by Biotechnology Value Fund, LP, or BVF, LP, 344,358 shares of common stock held by Biotechnology Value Fund II, LP, or BVFII, LP, and 78,168 shares of common stock held by Biotechnology Value Trading Fund OS LP, or BVF Trading. BVF Partners LP is the General Partner of BVF, LP and BVFII, LP, the investment manager of BVF Trading and the sole member of BVF Partners OS Ltd. BVF Partners OS Ltd. is the General Partner of BVF Trading. Mark Lampert is a director and officer of BVF Inc., which is the General Partner of BVF Partners LP. BVF Partners LP, as the General Partner of BVFII, LP, BVF Inc., as the general partner of BVF Partners LP and Mr. Lampert, as director and officer of BVF Inc. share voting or investment control with respect to the securities directly held by BVFII, LP. Each of BVF Partners OS Ltd., BVF Inc., BVF Partners LP and Mr. Lampert disclaim beneficial ownership of the securities held by BVFII, LP except to the extent of their pecuniary interest therein.
(6)	Based solely on information reported on Schedule 13G/A filed with the SEC on February 16, 2016, (i) 929,573 shares of common stock held by Montreux Equity Partners IV, L.P., (ii) 84,753 shares of common stock held by Montreux Equity Partners V, L.P., and (iii) 42,908 shares of common stock held by Montreux IV Associates, LLC. Montreux Equity Management IV, L.L.C. is the sole general partner of each of Montreux Equity Partners IV, L.P. and the manager of Montreux IV Associates IV, L.L.C. and may be deemed to share voting and investment power over the shares held by each of Montreux Equity Partners IV, L.P. and Montreux IV Associates, L.L.C. Montreux Equity Management V, L.L.C. is the sole general partner of each of Montreux Equity Partners V, L.P.
(7)	Represents shares of common stock underlying options exercisable within 60 days of March 31, 2016.
(8)	Consists of 243,726 shares of common stock held by Eckard Weber Living Trust UTA dated November 20, 2007, of which Dr. Weber is the trustee, and 15,425 shares of common stock underlying options exercisable within 60 days of March 31, 2016, held by Dr. Weber.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015, regarding shares of our common stock that may be issued under our existing 2013 Equity Compensation Plan, our 2010 Stock Plan, our 2004 Equity Compensation Plan and our 2013 ESPP.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options and rights	Weighted Average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding outstanding options and rights)
Equity compensation plans approved by security holders(1)	2,355,967	$13.99	1,086,073	(2)
Equity compensation plans not approved by security holders(3)	13,880	$57.24	25,008

(1)	Consists of the 2004 Plan, the 2010 Plan, the 2013 Plan and the 2013 ESPP.
(2)	Includes shares available for future issuance under the 2013 Plan, the 2010 Plan and the 2013 ESPP. As most recently amended by our Board and as subsequently approved by our stockholders, the number of shares available for issuance under the 2013 Plan automatically increases on January 1 of each year, beginning with January 1, 2016, and ending on (and including) January 1, 2025, in an amount equal to the lesser of 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year and a number determined by our board of directors on or prior to December 31 of such preceding calendar year.
(3)	On June 11, 2014, our compensation committee adopted amendments to the 2013 Plan to provide for the issuance of up to 38,888 shares of the Company’s common stock as “inducement awards” in accordance with Rule 5635(c)(4) of the NASDAQ Listing Rules, which we refer to as the Inducement Award Subplan. The Inducement Award Subplan was adopted without stockholder approval in reliance on the exception for “inducement awards” provided by Rule 5635(c)(4) of the NASDAQ Listing Rules.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2015, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation for our named executive officers and directors are described in the section entitled “Executive Compensation.”

Merger and Financing

On May 4, 2015, Tobira (formerly known as Regado Biosciences, Inc.) completed its Merger with Tobira Development in accordance with the terms of the Merger Agreement. Pursuant to the Merger Agreement, Merger Subsidiary merged with and into Tobira Development, with Tobira Development surviving the merger as a wholly-owned subsidiary of Tobira.

Prior to closing the Merger, on May 4, 2015, Tobira effected a 9-to-1 reverse stock split. Upon the closing of the Merger, each outstanding share of Tobira Development’s common stock converted into approximately 1.4302 shares of Tobira’s common stock. In addition, each outstanding option to purchase Tobira Development’s common stock and warrant to purchase Tobira Development’s common stock prior to the effective time of the Merger was converted into an option or warrant to purchase Tobira’s common stock. No fractional shares of Tobira’s common stock were issued in connection with the Merger. Instead, Tobira Development’s stockholders received cash in lieu of any fractional shares of Tobira’s common stock such stockholders would have otherwise been entitled to receive in accordance with the Merger Agreement. Immediately following the Merger, the combined company changed its name from “Regado Biosciences, Inc.” to “Tobira Therapeutics, Inc.”

On May 4, 2015, concurrently with the execution of the Merger Agreement, Tobira entered into a Purchase Agreement (the Financing Agreement) with certain Tobira Development stockholders and their affiliates. Pursuant to the Financing Agreement, immediately following the consummation of the Merger, we sold approximately $27 million of our Common Stock (the Financing) to the parties at a per share purchase price of $10.62. The Financing was consummated pursuant to a private placement exempt from registration under Section 4(2) and Regulation D under the Securities Act and the rules promulgated thereunder. In connection with the Financing, affiliates of Domain Associates, LLC purchased an aggregate of 277,777 shares of the Company’s common stock. Eckard Weber, M.D, a director of the Company, and Dennis Podlesak, the Chairman of the Company’s board of directors, is an employee of Domain Associates, LLC. In connection with the Financing, Frazier Healthcare V, L.P. purchased 155,367 shares of the Company’s common stock. Patrick Heron, a member of the Company’s board of directors, serves as a member of FHM V, LLC, which serves as the general partner of Frazier Healthcare V, L.P.

Concurrently with the execution of the Financing Agreement, Tobira entered into a Registration Rights Agreement that granted customary registration rights to the participants in the Financing.

Amended and Restated Investors’ Rights Agreement

We have entered into an investors’ rights agreement with certain holders of our capital stock, including entities with which certain of our directors are affiliated. These stockholders are entitled to rights with respect to the registration of their shares under the Securities Act.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements will provide that we indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and our amended and restated bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers and other key employees in connection with a legal proceeding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal year 2015, all Section 16(a) filing requirements were satisfied on a timely basis.

AUDIT COMMITTEE REPORT

The information contained in the following report of audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Tobira specifically incorporates it by reference.

Role of the Audit Committee

Our audit committee’s responsibilities include:

•	appointing, evaluating, retaining and, when necessary, terminating the engagement of our independent registered public accounting firm;

•	overseeing the independence of our independent registered public accounting firm, including obtaining and reviewing reports from the firm;

•	pre-approval of services performed by of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including receiving and considering reports made by our independent registered public accounting firm regarding accounting policies and procedures, financial reporting and disclosure controls;

•	reviewing and discussing with management and our independent registered public accounting firm our audited financial statements and related disclosures, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and whether there were disagreements with management;

•	preparing the annual audit committee report required by SEC rules;

•	coordinating internal control over financial reporting, disclosure controls and procedures and code of conduct;

•	reviewing our policies with respect to risk assessment and risk management;

•	establishing procedures related to the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•	providing guidance with respect to our external audit and our relationship with Ernst & Young LLP by obtaining written statements and disclosures from Ernst & Young LLP regarding relationships and services with the Company which may impact independence as required by Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence”;

•	obtaining assurance from Ernst & Young that the requirements of Section 10A of the Exchange Act have been met;

•	reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our related person transaction policy ;

•	reviewing, in conjunction with the Company’s legal counsel, all legal matters that could have a significant impact on the Company’s financial statements or compliance policies; and

•	meeting independently with management and our independent registered public accounting firm.

All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Review of Audited Financial Statements of Tobira Therapeutics, Inc. for the Year Ended December 31, 2015

The audit committee of Tobira Therapeutics, Inc. reviewed and discussed with the management of Tobira Therapeutics, Inc. and Ernst & Young LLP the audited financial statements of Tobira Therapeutics, Inc. for the year ended December 31, 2015. The audit committee of Tobira Therapeutics, Inc. also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between its independent registered public accounting firm and audit committee.

The audit committee of Tobira Therapeutics, Inc. received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from Tobira Therapeutics, Inc.

Based on the review and discussions referred to above, the audit committee of Tobira Therapeutics, Inc. recommended to the board of directors of Tobira Therapeutics, Inc. that the audited financial statements be included in the annual report on Form 10-K of Tobira Therapeutics, Inc. for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors of Tobira Therapeutics, Inc.:

Pierre Legault (Chairman)

Andrew Fromkin

Jeffrey H. Cooper

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Tobira may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.

THE BOARD OF DIRECTORS

South San Francisco, California

April 27, 2016

TOBIRA THERAPEUTICS, INC. 701 GATEWAY BLVD, SUITE 300 SOUTH SAN FRANCISCO, CA 94080

1

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1

NAME

THE COMPANY NAME INC.—COMMON THE COMPANY NAME INC.—CLASS A THE COMPANY NAME INC.—CLASS B THE COMPANY NAME INC.—CLASS C THE COMPANY NAME INC.—CLASS D THE COMPANY NAME INC.—CLASS E THE COMPANY NAME INC.—CLASS F THE COMPANY NAME INC.—401 K

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # ?

SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

x

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

For Withhold For All To withhold authority to vote for any

All All Except individual nominee(s), mark “For All

Except” and write the number(s) of the

The Board of Directors recommends you vote FOR 0

nominee(s) on the line below. 2

the following: 0 0 0

1. Election of Directors

Nominees 0000000000

01 Laurent Fischer, M.D. 02 Pierre Legault 03 Dennis Podlesak

The Board of Directors recommends you vote FOR the following proposal: For Against Abstain

2 To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 0 0 0 fiscal year ending December 31, 2016.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

R1.0.1.25

1 _ Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or 0000292210 partnership name, by authorized officer.

JOB #

Signature [PLEASE SIGN WITHIN BOX] Date

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SHARES CUSIP # SEQUENCE #

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

TOBIRA THERAPEUTICS, INC. Annual Meeting of Stockholders June 15, 2016 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Laurent Fischer, M.D. and Christopher Peetz , or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TOBIRA THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 09:00 AM, PST on June 15, 2016, at the offices of Tobira Therapeutics, Inc. at 701 Gateway Blvd, Suite 300, SOUTH SAN FRANCISCO, CA 94080 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

R1.0.1.25 _ 2 0000292210

Continued and to be signed on reverse side